SUPPLEMENT DATED FEBRUARY 22, 2012

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2011

1. The entire section titled "Rights of Accumulation and Letters of Intention" under the heading "Are sales charge discounts and waivers available?" starting on page 80 is deleted and replaced with the following language:

A.  Rights of Accumulation and Letters or Statements of Intent.

You may qualify for a Class A share sales charge discount under our Rights of Accumulation (“ROA”) policy.  If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge.  Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.  Class A shares of our Cash Management Fund are not counted for ROA purposes if they were purchased directly without a sales charge.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by establishing a non-binding letter or statement of intent (“LOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an LOI for $100,000.

You can include in your LOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer.  For purposes of our LOI policies, spouse is broadly defined to include common law and life partners.  Furthermore, an LOI covers both existing accounts and those that are subsequently opened by a designated person during the LOI period.  You must use our LOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the LOI and the amount of your LOI.  Once an LOI is established, it cannot be amended to add persons who were not specified initially nor can an LOI be “back dated” to cover prior purchases.

In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an LOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under our ROA and LOI policies.  You must use our LOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional entity(ies) you wish to cover at the time you enter into the LOI and the amount of your LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable).  In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  In such circumstances, that broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

You are not legally required to complete the LOI.  However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.  Once an LOI is established, a change of legal ownership of the account to someone else in the LOI group or a change of address will not affect the LOI.  However, a change of broker-dealer or a full or partial transfer of ownership of a covered account to someone outside the LOI group will terminate the LOI.  If two or more customers are covered by an LOI and one customer changes the broker-dealer on his or her account or transfers a covered account to someone outside of the LOI group before the LOI is complete, the LOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the LOI will be adjusted.

By purchasing under an LOI, you agree to the following:

■           You authorize First Investors to reserve 5% of the shares held under an LOI in escrowed shares until the LOI is completed or is terminated;

■           You authorize First Investors to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the LOI is not fulfilled or is terminated; and

■           Although you may exchange all your shares among the Funds, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

Purchases made without a sales charge in Class A shares of the Cash Management Fund or pursuant to any of the sales charge waiver provisions set forth below do not count toward the completion of an LOI.  For example, if you make a redemption before your LOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your LOI.  Similarly, any shares that you purchase without paying a sales charge under our free exchange privilege will not count towards completion of your LOI.

We reserve the right to prospectively revise our ROA and LOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an LOI prior to the change.  Additional information about our ROA and LOI policies is included in the Funds’ SAI.

2. The following paragraph is added at the end of the section titled "What about taxes" on page 85:

Effective January 1, 2012, cost basis information for the sale of certain shares will be reported directly to the IRS on Form 1099-B.  You may direct us to sell specific shares for tax reporting purposes; in such case, we will follow your directions.  You may want to consult with your tax advisor about taxes before instructing us to redeem shares.  Additional information regarding cost basis reporting, including the Funds’ default method, can be found in the Funds’ SAI.

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Please retain this Supplement for future reference.

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SUPPLEMENT DATED FEBRUARY 22, 2012

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2011

A. Under the heading "Additional Information About Sales Charge Discounts and Waivers" on page II-45, the information described in item 4 is deleted and replaced with the following:

4. Participants in 403(b), 401(a), 401(k) and/or 457(b) omnibus accounts whose sponsors or providers have made special arrangements to offer our Class A shares to their participants on a load-waived basis, may purchase Class A shares without a front-end sales charge.

 B. Under the heading "Additional Information About Dividends and Other Distributions" on page II-47, the following sub-heading and related information is added after the third paragraph:

Information Regarding Cost Basis Reporting

Your sale or exchange of non-retirement Fund shares (except shares held in an Education Savings Account (ESA) or shares held in the Cash Management Fund) is considered a reportable tax event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  This is called cost basis.  Effective January 1, 2012, the cost basis information for the sale or exchange of certain shares must be reported directly to the IRS on Form 1099-B.  Please be aware that the cost basis information reported on Form 1099-B may not reflect additional adjustments that you are required to make when filing your tax return.

Generally, shares purchased on or after January 1, 2012, in most non-retirement accounts, including shares purchased through dividend reinvestment, are subject to new cost basis reporting requirements.  Shares purchased on or before December 31, 2011 are not subject to these reporting requirements.  For the purpose of the new cost basis reporting requirements, we will deem shares held in your non-retirement account to be held in two separate accounts: one consisting of shares purchased on or before December 31, 2011, and any shares for which we do not have accurate cost basis information (“Non-covered Shares”) and one consisting of shares purchased on or after January 1, 2012 for which we have accurate cost basis information (“Covered Shares”).  These separate accounts will be transparent to you.

When redeeming or exchanging Covered Shares, you have the option to identify in writing which Covered Shares will be redeemed or exchanged from your account.  Absent written instructions from you, Covered Shares will be redeemed or exchanged using the Funds’ Default Cost Basis Method, described below.  Your cost basis method election must be received by ADM, the Funds’ transfer agent, prior to, or at the time of, your redemption or exchange request.

Using the Funds’ Default Cost Basis Method, we will generally sell all “Non-covered Shares” first and will not report cost basis information for these shares to the IRS on Form 1099-B.  After depleting all “Non-covered Shares”, “Covered Shares” will be depleted next and the cost basis information for Covered Shares will be reported to the IRS on Form 1099-B using the Average Cost method, which means they will be depleted in a first-in first-out order using the calculated average cost of all Covered Shares.  Once Covered Shares are sold in an account using the Average Cost method, any change in your basis will only be made prospectively.

Unless otherwise instructed, all redemptions and exchanges from the account will be processed using the Funds’ Default Cost Basis Method.  This includes automated redemptions that may take place in your account, such as systematic withdrawals and redemptions to pay certain fees.

If you would like to select a cost basis method other than the Funds’ Default Cost Basis Method, you may contact your broker or ADM directly at 1 (800) 423-4026 to obtain the necessary form for completion.  Upon receipt of the completed form we will code your cost basis method that you selected on your account for future transactions.

The Funds do not recommend any particular method of determining cost basis.  We urge you to consult with your qualified tax advisor regarding cost basis before you redeem “Covered Shares”.  Neither First Investors nor its affiliates can give you tax or legal advice regarding cost basis.  The cost basis method which is best for you depends upon your particular tax situation.

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Please retain this Supplement for future reference.

TESAI0212